EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


Securities and Exchange Commission
Washington, D.C.

We consent to the use in this Registration Statement of Bail Corporation on Form SB-2 of our report dated July 3, 2001, appearing in the Prospectus, which is part of this registration statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ Cordovano & Harvey, P.C.
--------------------------------
Cordovano & Harvey, P.C.


Denver, Colorado
July 23, 2001